UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2012

Avanir Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15803	33-0314804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Enterprise, Suite 200, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 389-6700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 16, 2012, Avanir Pharmaceuticals, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (i) election of two Class II directors to serve until the 2015 annual meeting; (ii) ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2012; and (iii) a non-binding advisory vote with respect to executive compensation.

The number of shares of common stock entitled to vote at the Annual Meeting was 132,467,537. The number of shares of common stock present or represented by valid proxy at the annual meeting was 114,072,429. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of two Class II Directors

Director Nominee	Votes For	Votes Withheld
Keith A. Katkin	53,168,486	2,142,587
Charles A. Mathews	52,805,236	2,505,837

There were 58,761,356 broker non-votes regarding the election of directors.

(ii) Ratification of Auditors

Stockholders ratified the appointment of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012. The results of the voting were 106,263,753 votes for, 7,022,443 votes against, and 786,233 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Non-Binding Advisory Vote with respect to Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as described in the Company’s definitive proxy statement for the 2012 Annual Meeting of Stockholders. The results of the voting were 49,625,567 votes for, 3,321,496 votes against and 2,364,010 votes abstained. There were 58,761,356 broker non-votes regarding this proposal.

Item 8.01.	Other Events.

On February 16, 2012, the Board of Directors of the Company approved an increase in the number of shares reserved for issuance under the Company’s 2003 Equity Incentive Plan (the “Plan”). The Plan contains an “evergreen” feature whereby the Board of Directors may, on an annual basis, increase the number of shares reserved for issuance under the Plan, up to 5% of the total shares outstanding as of December 31 of the prior year. For calendar 2012, the Board of Directors approved an increase of 3.5%, and reserved the right to elect to increase the number of shares under the Plan by an additional 1.5% of the total shares outstanding as of December 31, 2011. Based on a total of 132,649,256 shares issued and outstanding as of December 31, 2011, the Board of Directors approved an increase of 4,642,723 shares of common stock, which increase became effective as of February 16, 2012.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012	Avanir Pharmaceuticals, Inc.

	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance